                                                                            (j)

                               POWER OF ATTORNEY

         The undersigned, as a Trustee of Merrimac Master Portfolio (the "Master Trust"), hereby constitutes and appoints Susan C. Mosher, Paul J. Jasinski and Philip H. Newman, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Merrimac Funds and the Merrimac Series (the "Feeder Trusts"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any subtrust or series of the Master Trust, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Feeder Trust or such other investor in the Master Trust to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 2002, in Boston, Massachusetts.

                                                 /s/ Kevin J. Sheehan
                                                 ---------------------------
                                                 Kevin J. Sheehan

                               POWER OF ATTORNEY

         The undersigned, as a Trustee of Merrimac Master Portfolio (the "Master Trust"), hereby constitutes and appoints Susan C. Mosher, Paul J. Jasinski and Philip H. Newman, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Merrimac Funds and the Merrimac Series (the "Feeder Trusts"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any subtrust or series of the Master Trust, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Feeder Trust or such other investor in the Master Trust to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 2002, in Boston, Massachusetts.




                                                 /s/ Francis J. Gaul, Jr.
                                                 ---------------------------
                                                 Francis J. Gaul, Jr.

                               POWER OF ATTORNEY

         The undersigned, as a Trustee of Merrimac Master Portfolio (the "Master Trust"), hereby constitutes and appoints Susan C. Mosher, Paul J. Jasinski and Philip H. Newman, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Merrimac Funds and Merrimac Series (the "Feeder Trusts"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any subtrust or series of the Master Trust, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Feeder Trust or such other investor in the Master Trust to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of November, 2002, in Boston, Massachusetts.



                                                 /s/ Thomas E. Sinton
                                                 ---------------------------
                                                 Thomas E. Sinton

                               POWER OF ATTORNEY

         The undersigned, as a Trustee of Merrimac Master Portfolio (the "Master Trust"), hereby constitutes and appoints Sandra I. Madden, Susan C. Mosher, Paul J. Jasinski and Philip H. Newman, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Merrimac Funds and the Merrimac Series (the "Feeder Trusts"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any subtrust or series of the Master Trust, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Feeder Trust or such other investor in the Master Trust to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this day of July 2004, in Boston, Massachusetts.



                                                 /s/ Thomas J. Brown
                                                 ---------------------------
                                                 Thomas J. Brown

                               POWER OF ATTORNEY

         The undersigned, as a Trustee of Merrimac Master Portfolio (the "Master Trust"), hereby constitutes and appoints Sandra I. Madden, Susan C. Mosher, Paul J. Jasinski and Philip H. Newman, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Merrimac Funds and the Merrimac Series (the "Feeder Trusts"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any subtrust or series of the Master Trust, with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Feeder Trust or such other investor in the Master Trust to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this day of February 2005, in Boston, Massachusetts.



                                                 /s/ Arthur H. Meehan
                                                 ---------------------------
                                                 Arthur H. Meehan